PROSPECTUS

August 1, 2001                                      LEXINGTON MONEY MARKET TRUST
CLASS A                                             A Pilgrim Fund



[GRAPHIC]

THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT INVESTING IN THE LEXINGTON MONEY MARKET TRUST. YOU SHOULD READ IT CAREFULLY BEFORE YOU INVEST, AND KEEP IT FOR FUTURE REFERENCE. PLEASE NOTE THAT YOUR INVESTMENT: IS NOT A BANK DEPOSIT, IS NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY AND IS AFFECTED BY MARKET FLUCTUATIONS. THERE IS NO GUARANTEE THAT THE FUND WILL ACHIEVE ITS OBJECTIVES. AS WITH ALL MUTUAL FUNDS, THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR HAS THE SEC JUDGED WHETHER THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR ADEQUATE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[LOGO] ING PILGRIM

                                                                   WHAT'S INSIDE
--------------------------------------------------------------------------------

OBJECTIVE [GRAPHIC]

INVESTMENT STRATEGY [GRAPHIC]

RISKS [GRAPHIC]

These pages contain a description of the Lexington Money Market Trust (Fund), including its objective, investment strategy and risks.

You'll also find:

HOW THE FUND HAS PERFORMED [GRAPHIC]

How the Fund has performed. A chart that shows the Fund's financial performance for the past ten years.

What you pay to invest. A list of the fees and expenses you pay -- both directly and indirectly -- when you invest in the Fund.


An Introduction to the Fund                                                    1
Lexington Money Market                                                         2
What You Pay to Invest                                                         4
Shareholder Guide                                                              5
Management of the Fund                                                         9
Dividends, Distributions and Taxes                                            10
More Information About Risks                                                  11
Financial Highlights                                                          12
Where To Go For More Information                                       Backcover

                                                             INTRODUCTION TO THE
                                                                            FUND
--------------------------------------------------------------------------------

Risk is the potential that your investment will lose money or not earn as much as you hope. All mutual funds have varying degrees of risk, depending on the securities they invest in. Please read this prospectus carefully to be sure you understand the principal risks and strategies associated with the Fund. You should consult the Statement of Additional Information ("SAI") for a complete list of the risks and strategies.

[GRAPHIC]

If you have any questions about the Fund, please call your financial consultant or us at 1-800-992-0180.

This prospectus is designed to help you make informed decisions about your investments. Please read it carefully.

DESCRIPTION OF THE FUND

The Fund is an open-end, management investment company that seeks to provide as high a level of current income as is consistent with preservation of capital and liquidity through investments in short-term, high quality debt securities. As a money market fund, the Fund is subject to maturity, quality and diversification requirements designed to help it maintain a stable share price.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

LEXINGTON MONEY MARKET
--------------------------------------------------------------------------------

OBJECTIVE [GRAPHIC]

The Fund's investment objective is to seek as high a level of current income from short-term investments as is consistent with the preservation of capital and liquidity. The Fund seeks to maintain a stable net asset value of $1.00 per share.

INVESTMENT STRATEGY [GRAPHIC]

The Fund will invest in short-term money market instruments that have been rated in one of the two highest rating categories by both Standard & Poor's ("S&P") and Moody's Investor Service, Inc. ("Moody's"), both major rating agencies. The Fund invests in short-term money market instruments (those with a remaining maturity of 397 days or less) that offer attractive yields and are considered to be undervalued relative to issues of similar credit quality and interest rate sensitivity.

Specifically, the Fund will invest in instruments issued by the U.S. Government, its agencies and instrumentalities (U.S. Government Securities); high quality deposit-type obligations, such as negotiable certificates of deposit and time deposits, banker's acceptances and letters of credit of domestic, foreign banks and foreign branches of foreign banks; savings and loans associations and savings banks; other short-term instruments of similar quality; instruments fully collateralized by such obligations; and repurchase agreements under which the Fund may aquire an underlying debt instrument for a relatively short period subject to the obligations of the sellers to repurchase, and of the Fund to resell, at a fixed price.

The Fund will also ensure that its money market instruments' average weighted maturities do not exceed 90 days.

--------------------------------------------------------------------------------

RISKS [GRAPHIC]

The Fund is subject to the risks associated with investing in debt securities.

An investment in the Fund is not insured or guaranteed by the FDIC or any other governmental agency.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Changes in Interest Rates -- money market funds like the Fund are subject to less interest rate risk than other income funds because they invest in debt securities with a remaining maturity not greater than 397 days. Still, the value of the Fund's investments may fall when interest rates rise.

Credit Risk -- money market funds like the Fund are subject to less credit risk than other income funds because they invest in short-term debt securities of the highest quality. Still, the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt.

U.S. Government Securities -- some U.S. Government agency securities may be subject to varying degrees of credit risk, and all U.S. Government Securities may be subject to price declines in the securities due to changing interest rates. If an obligation, such as obligations issued by the Federal National Mortgage Association, the Student Loan Marketing Association, the Federal Home Loan Bank and the Federal Home Loan Mortgage Corporation, is supported only by the credit of the agency or instrumentality issuing the obligation, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. Securities directly supported by the full faith and credit of the United States have less credit risk.

Risk of Concentration in Banking Obligations -- the risks of concentrating in investments in the banking industry include credit risk, interest rate risks, and regulatory risk (the impact of state or federal legislation and regulations).

2    Lexington Money Market

                                                          LEXINGTON MONEY MARKET
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED [GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

Year by Year Total Returns (%)(1)(2)

  1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
  5.45    3.01    2.30    3.35    5.06    4.50    4.68    4.64    4.34    5.57

----------
(1)  These figures are as of December 31 of each year.
(2) Prior to July 26, 2000, Lexington Management Corporation served as the adviser to the Fund. Effective July 31, 2000, the Fund's outstanding shares were classified as "Class A" shares.

Best and worst quarterly performance during this period:

1st quarter 1991: up 1.59%

4th quarter 1993: up 0.56%

The Fund's year-to-date total return as of June 30, 2001 was up 2.11%.

For information on the Fund's 7-day yield, please call the Fund at 1-800-992-0180. You should remember that past performance is not an indication of future performance.

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Merrill Lynch 91-Day Treasury Bill Index.

Average Annual Total Returns

                                            Merrill Lynch
                                               91-Day
                                              Treasury
                              Class A       Bill Index(3)
                              -------       -------------
One year ended
December 31, 2000     %         5.57            6.18

Five years ended
December 31, 2000     %         4.74            5.38

Ten years ended
December 31, 2000     %         4.28            5.06

----------
(3) The Merrill Lynch 91-Day Treasury Bill Index is an unmanaged index that seeks to measure the performance of United States Treasury bills currently available in the marketplace.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                     Lexington Money Market    3

WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

There are two types of fees and expenses when you invest in mutual funds: fees, including sales charges, you pay directly when you buy or sell shares, and operating expenses paid each year by the Fund. The tables that follow show the fees and expenses for the Fund.

Fees You Pay Directly
                                                                         Class A
                                                                         -------
Maximum sales charge on your investment
 (as a % of offering price)                                                   %

Lexington Money Market                                                     None

Maximum deferred sales charge (as a % of purchase or sales price, whichever is less)

Lexington Money Market                                                     None

Operating Expenses Paid Each Year by the Fund(1)
(as a % of average net assets)

Class A

                                             Distribution                Total
                                             and Service                 Fund      Fee Waiver
                                Management     (12b-1)       Other     Operating       by         Net
Fund Expenses                      Fee          Fees        Expenses   Expenses    Adviser(2)   Expenses
-------------                      ---          ----        --------   --------    ----------   --------
Lexington Money Market     %      0.50           --           0.42        0.92         --         0.92

----------
(1) This table shows the estimated operating expenses for the Fund as a ratio of expenses to average daily net assets. The estimated operating expenses are based on estimated contractual operating expenses commencing with ING Pilgrim Investments, LLC's, management of the Fund.

(2) ING Pilgrim Investments, LLC has entered into an expense limitation agreement with the Fund under which it will limit expenses of the Fund, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement to ING Pilgrim Investments within three years. The expense limit will continue through at least July 26, 2002. The expense limitation agreements are contractual and shall renew automatically for one-year terms unless the Adviser provides written notice of the termination of the expense limitation agreement at least 30 days prior to the end of the then current term or upon termination of the investment management agreement.

Example

The example that follows is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invested $10,000, reinvested all your dividends, the Fund earned an average annual return of 5%, and annual operating expenses remained at the current level. Keep in mind that this is only an estimate -- actual expenses and performance may vary.

Fund                              1 year     3 years     5 years     10 years
----                              ------     -------     -------     --------
Lexington Money Market      $       94         293         509         1,131

4    What You Pay to Invest

                                                                     SHAREHOLDER
HOW TO PURCHASE SHARES                                                     GUIDE
--------------------------------------------------------------------------------

The Fund is available for additional purchases only by shareholders that initially purchased the Fund when it was a part of the Lexington family of funds. This Fund is closed to new accounts.

The minimum additional investment is $100.

Make your investment using the table on the right.

The Fund and the Distributor reserve the right to reject any purchase order. Please note that cash, travelers checks, third party checks, money orders and checks drawn on non-U.S. banks (even if payment may be effected through a U.S.
bank) will not be accepted. Pilgrim reserves the right to waive minimum investment amounts. The Fund reserves the right to liquidate sufficient shares to recover annual transfer agent fees or to close your account and redeem your shares should you fail to maintain your account value at a minimum of $1,000 ($250 for IRAs).

                                        Additional
   Method                               Investment
   ------                               ----------

By Contacting       Visit or consult an investment professional.
Your
Investment
Professional

By Mail Fill out the Account Additions form included on the bottom of your account statement along with your check payable to the Fund and mail them to the address on the account statement. Remember to write your account number on the check.

By Wire             Instruct your bank to wire funds to the Fund in the care of:

                    State Street Bank and Trust -- Kansas City (SSB) ABA #101003621 Kansas City, MO credit to: Lexington Money Market (the Fund)
                    A/C #751-8315; for further credit
                    to: Shareholder
                    A/C #_______________
                    (your account number)
                    Shareholder Name: (Your Name Here)

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                         Shareholder Guide     5

SHAREHOLDER
GUIDE                                                       HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

You may redeem shares using the table on the right.

Under unusual circumstances, the Fund may suspend the right of redemption as allowed by federal securities laws.

Systematic Withdrawal Plan

You may elect to make periodic withdrawals from your account on a regular basis.

*    Your account must have a current value of at least $10,000.
*    Minimum withdrawal amount is $100.
*    You may choose from monthly, quarterly, semi-annual or annual payments.

For additional information, contact the Shareholder Servicing Agent, or see the SAI.

Payments

Normally, payment for shares redeemed will be made within three days after receipt by the Transfer Agent of a written request in good order. When you place a request to redeem shares for which the purchase money has not yet been collected, the request will be executed at the next determined net asset value, but the Fund will not release the proceeds until your purchase payment clears. This may take up to 15 days or more. To reduce such delay, purchases should be made by bank wire or federal funds.

The Fund normally intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, the Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, the Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.

      Method                             Procedures
      ------                             ----------

By Contacting Your        You may redeem by contacting your investment
Investment Professional   professional. Investment professionals may charge for
                          their services in connection with your redemption request, but neither the Fund nor the Distributor imposes any such charge.

By Mail Send a written request specifying the Fund name and share class, your account number, the name(s) in which the account is registered, and the dollar value or number of shares you wish to redeem to:

                          Pilgrim Funds
                          P.O. Box 219368
                          Kansas City, MO 64121-6368

                          If certificated shares have been issued, the certificate must accompany the written request. Corporate investors and other associations must have an appropriate certification on file authorizing redemptions. Contact the Shareholder Servicing Agent for a form of such certification. A signature guarantee may be required.

By Telephone --           You may redeem shares by telephone on all accounts
Expedited Redemption      other than retirement accounts, unless you have
                          notified the Shareholder Servicing Agent that you do not wish to use telephone redemptions. To redeem by telephone, call the Shareholder Servicing Agent at
                          (800) 992-0180 and select Option 2.

                          Receiving Proceeds By Check:

                          You may have redemption proceeds (up to a maximum of $100,000) mailed to an address which has been on record with the Pilgrim Funds for at least 30 days.

                          Receiving Proceeds By Wire:

                          You may have redemption proceeds (subject to a minimum of $5,000) wired to your pre-designated bank account. You will not be able to receive redemption proceeds by wire unless you check the box on the Account Application which signifies that you wish to receive redemption proceeds by wire and attach a voided check. Under normal circumstances, proceeds will be transmitted to your bank on the business day following receipt of your instructions, provided redemptions may be made. In the event that share certificates have been issued, you may not request a wire redemption by telephone.

6    Shareholder Guide

                                                                     SHAREHOLDER
TRANSACTION POLICIES                                                       GUIDE
--------------------------------------------------------------------------------

Net Asset Value

The net asset value ("NAV") per share for the Fund is determined each business day as of the close of regular trading on the New York Stock Exchange (usually at 4:00 p.m. Eastern Time). The NAV per share of the Fund is calculated by taking the value of the Fund's assets, subtracting the Fund's liabilities, and dividing by the number of shares outstanding.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations, and short-term debt securities, and for situations where market quotations are deemed unreliable. Short-term debt securities having a maturity of 60 days or less are valued at amortized cost, unless the amortized cost does not approximate market value. Securities prices may be obtained from automated pricing services. When market quotations are not readily available or are deemed unreliable, securities are valued at their fair value as determined in good faith under the supervision of the Board of Trustees. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations.

The Fund tries to maintain a stable NAV of $1.00 per share. Because the Fund uses the amortized cost method of valuing the securities held by it and rounds its per share net asset value to the nearest whole cent, it is anticipated that the net asset value of the Fund will remain constant at $1.00 per share. However, the Fund makes no assurance that it can maintain a $1.00 net asset value per share.

Price of Shares

When you buy shares, you pay the NAV. When you sell shares, you receive the NAV. Exchange orders are effected at NAV.

Execution of Requests

Purchase and sale requests are executed at the next NAV determined after the order is received in proper form by the Transfer Agent or Distributor. A purchase order will be deemed to be in proper form when all of the required steps set forth above under "How to Purchase Shares" have been completed. If you purchase by wire, however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. If you purchase by wire, you must submit an application form in a timely fashion. If an order or payment by wire is received after the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), the shares will not be credited until the next business day.

You will receive a confirmation of each new transaction in your account, which also will show you the number of Fund shares you own including the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of the Fund will not be issued.

Telephone Orders

The Fund and its transfer agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. The Fund and its Transfer Agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If the Fund and its Transfer Agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions.

Exchanges

You may exchange shares of the Fund for Class A shares of any other Pilgrim Fund. You should review the prospectus of the Pilgrim Fund you intend to exchange into before exchanging your shares. If you exchange into Pilgrim Senior Income Fund, your ability to sell or liquidate your investment will be limited. Pilgrim Senior Income Fund is a closed-end interval fund and does not redeem its shares on a daily basis, and it is not expected that a secondary market for the fund's shares will develop, so you will not be able to sell them through a broker or other investment professional. To provide a measure of liquidity, the fund will normally make quarterly repurchase offers for 5% of its outstanding common shares. If more than 5% of the fund's common shares are tendered, you may not be able to completely liquidate your holdings in any one quarter. You also would not have liquidity between these quarterly repurchase dates. Investors exercising the exchange privilege with Pilgrim Senior Income Fund should carefully review the prospectus of that fund. Investors may obtain a copy of the Pilgrim Senior Income Fund prospectus or any other Pilgrim Fund prospectus by calling (800) 992-0180.

The total value of shares being exchanged must at least equal the minimum investment requirement of the Fund into which they are being exchanged. Exchanges of shares are sales and may result in a gain or loss for federal and state income tax purposes. There is no specific limit on exchange frequency; however, the Fund is intended for long term investment and not as a short-term trading vehicle. The adviser may prohibit excessive exchanges (more than four per year). The adviser

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                         Shareholder Guide     7

SHAREHOLDER
GUIDE                                                       TRANSACTION POLICIES
--------------------------------------------------------------------------------

also may, on 60 days' prior notice, restrict the frequency of, otherwise modify, or impose charges of up to $5.00 upon exchanges.

You will automatically have the ability to request an exchange by calling the Shareholder Service Agent. The Fund may change or cancel its exchange policies at any time, upon 60 days' written notice to shareholders

Exchanges from other Pilgrim Funds into this Fund are not allowed.

Systematic Exchange Privilege

With an initial account balance of at least $5,000 and subject to the information and limitations outlined above, you may elect to have a specified dollar amount of shares systematically exchanged, monthly, quarterly, semi-annually or annually (on or about the 10th of the applicable month), from your account to an identically registered account in the same class of any other open-end Pilgrim Fund. This exchange privilege may be modified at any time or terminated upon 60 days' written notice to shareholders.

Small Accounts

Due to the relatively high cost of handling small investments, the Fund reserves the right upon 30 days' written notice to redeem, at NAV, the shares of any shareholder whose account (except for IRAs) has a value of less than $1,000, other than as a result of a decline in the NAV per share.

Privacy Policy

You may review the Fund's policy concerning investor privacy over the internet at www.pilgrimfunds.com, or you may obtain a copy of the policy by calling (800) 992-0810 and selecting Option 1.

8    Shareholder Guide

                                                                   MANAGEMENT OF
ADVISER                                                                 THE FUND
--------------------------------------------------------------------------------

ING Pilgrim Investments, LLC ("ING Pilgrim" or "ING Pilgrim Investments") serves as the investment adviser to the Fund. ING Pilgrim has overall responsibility for the management of the Fund. ING Pilgrim provides or oversees all investment advisory and portfolio management services for the Fund, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.

Organized in December 1994, ING Pilgrim is registered as an investment adviser. ING Pilgrim is an indirect wholly-owned subsidiary of ING Groep N.V. (NYSE: ING) ("ING Group"). ING Group is a global financial institution active in the field of insurance, banking, and asset management in more than 65 countries, with almost 100,000 employees.

As of June 30, 2001, ING Pilgrim managed over $18.4 billion in assets.

ING Pilgrim's principal address is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

ING Pilgrim receives a monthly fee for its services based on the average daily net assets of the Fund.

The annual advisory fee paid by the Fund for the most recent fiscal year as a percentage of the Fund's average daily net assets was 0.50% up to $500 million, and 0.45% in excess of $500 million.

ING Pilgrim Directly Manages the Fund.

The portfolio managers for the Fund are:

Denis P. Jamison has served as Senior Portfolio Manager of the Fund since July 1981. Mr. Jamison has served as Senior Vice President and Senior Portfolio Manager of ING Pilgrim since July 2000. Prior to July 2000, he was a Senior Vice President at Lexington Management Corp. ("Lexington") (which was acquired by ING Pilgrim's parent in July 2000). He is a Chartered Financial Analyst and a member of the New York Society of Security Analysts.

Roseann G. McCarthy has served as co-manager of the Fund since November 1997. Ms. McCarthy is an Assistant Vice President of ING Pilgrim. Prior to July 2000, she was an Assistant Vice President at Lexington (which was acquired by ING Pilgrim's parent in July 2000). Prior to joining the Lexington Fixed Income Department in 1997, she was Mutual Fund Marketing and Research Coordinator. Prior to 1995, Ms. McCarthy was Fund Statistician and a Shareholder Service Representative for the Lexington Funds.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                    Management of the Fund     9

DIVIDENDS,
DISTRIBUTIONS AND
TAXES                                                            DIVIDENDS/TAXES
--------------------------------------------------------------------------------

Dividends

The Fund generally distributes most or all of its net earnings in the form of dividends. The Fund declares dividends daily and pays them monthly. Distributions from dividends are normally expected to consist primarily of ordinary income. The Fund distributes capital gains, if any, annually.

Dividend Reinvestment

Unless you instruct the Fund to pay you dividends in cash, dividends and distributions paid by the Fund will be reinvested in additional shares of the Fund. You may, upon written request, elect to have all dividends and other distributions paid on Class A invested in another Pilgrim Fund which offers the same class of shares.

Taxes

The following information is meant as a general summary for U.S. shareholders. Please see the SAI for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in the Fund.

The Fund will distribute most of its net investment income and net capital gains to its shareholders each year. Although the Fund will not be taxed on amounts it distributes, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. It does not matter how long you have held Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if the Fund designates a particular distribution as a long-term capital gains distribution, it will be taxable to you at your long-term capital gains rate.

Dividends declared by the Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.

You will receive an annual statement summarizing your dividend and capital gains distributions.

If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

There may be tax consequences to you if you sell or redeem Fund shares. If you exchange shares, you may be treated as if you sold them. You are responsible for any tax liabilities generated by your transactions.

As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

10   Dividends, Distributions and Taxes

                                                                            MORE
                                                                     INFORMATION
                                                                     ABOUT RISKS
--------------------------------------------------------------------------------

All mutual funds involve risk -- some more than others -- and there is always the chance that you could lose money or not earn as much as you hope. The Fund's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information about the types of securities and investment techniques that may be used by the Fund, see the SAI.

Many of the investment techniques and strategies discussed in this Prospectus and in the SAI are discretionary, which means that the adviser can decide whether to use them or not. The adviser may also use investment techniques or make investments in securities that are not a part of the Fund's principal investment strategy.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                            More Information About Risks      11

FINANCIAL
HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). A report of the Fund's independent auditors, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request.

12   Financial Highlights

Financial
Highlights                                                LEXINGTON MONEY MARKET
--------------------------------------------------------------------------------

For the three months ended March 31, 2001, the information in the table below has been audited by PricewaterhouseCoopers LLP, independent accountants. For all periods ended prior to March 31, 2001, the financial information has been audited by other independent auditors.

                                                          Three Months
                                                             Ended                      Year Ended December 31,
                                                            March 31,    -----------------------------------------------
                                                             2001(5)     2000(2)    1999       1998       1997      1996
                                                             -------     -------    ----       ----       ----      ----
Per Share Operating Performance
 Net asset value, beginning of period                $         1.00       1.00       1.00       1.00       1.00      1.00
 Income from investment operations:
 Net investment income                               $         0.01       0.05     0.0425     0.0455     0.0458    0.0441
 Total from investment operations                              0.01       0.05     0.0425     0.0455     0.0458    0.0441
 Less distributions from:
 Net investment income                               $         0.01       0.05     0.0425     0.0455     0.0458    0.0441
 Total distributions                                           0.01       0.05     0.0425     0.0455     0.0458    0.0441
 Net asset value, end of period                      $         1.00       1.00       1.00       1.00       1.00      1.00
 Total Return(1)                                     %         1.22       5.57       4.34       4.64       4.68      4.50
Ratios/Supplemental Data
 Net assets, end of period (000's)                   $       63,177     62,859     97,850     87,488     95,149    97,526
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)         %         0.92       1.00       1.00       1.00       1.00      1.00
 Gross expenses prior to expense reimbursement(4)    %         0.92       1.08       1.01       1.05       1.04      1.04
 Net investment income after expense reimbursement   %         4.85       5.53       4.26       4.56       4.58      4.41

----------
(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(2) Effective July 26, 2000, ING Pilgrim Investments, LLC became the Investment Manager of the Fund.
(3) The Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses.
(4)  Annualized for periods less than one year.
(5)  The Trust changed its fiscal year end to March 31.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                              Lexington Money Market Trust    13

WHERE TO GO FOR MORE INFORMATION

YOU'LL FIND MORE INFORMATION ABOUT THE FUND IN THE:

ANNUAL/SEMI-ANNUAL REPORTS

Includes a discussion of recent market conditions and investment strategies that significantly affected performance, the financial statements and the auditors' reports (in annual report only).

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Fund. The SAI is legally part of this prospectus (it is incorporated by reference). A copy has been filed with the U.S. Securities and Exchange Commission (SEC).

Please write or call for a free copy of the current Annual/Semi-Annual reports, the SAI or other Fund information, or to make shareholder inquiries:

THE PILGRIM FUNDS
7337 East Doubletree Ranch Road
Scottsdale, AZ 85258-2034
1-800-992-0180

Or visit our website at WWW.PILGRIMFUNDS.COM

This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC's Public Reference Room in Washington, D.C. or call 202-942-8090. Otherwise, you may obtain the information for a fee by contacting the SEC at: U.S. Securities and Exchange Commission Public Reference Section 450 Fifth Street, N.W. Washington, D.C. 20549-0102 or at the e-mail address: publicinfo@sec.gov

Or obtain the information at no cost by visiting the SEC's Internet website at http://www.sec.gov When contacting the SEC, you will want to refer to the Fund's SEC file number. The file number is as follows:

Lexington Money Market Trust            811-2701

[LOGO] ING PILGRIM                                        LEXIMMPRO080101-080101

                         GRAPHICS DESCRIPTION APPENDIX


The cover of the prospectuses has an image of the entrance to the New York Stock Exchange. The ING Pilgrim Logo which is a lion at rest between the words ING and Pilgrim appears at the bottom of the outside front and back cover pages.

There are four icon sized graphics used throughout the prospectus as follows:

1. In the sections describing the objective of the Funds, the graphic icon is that of a dart in the bullseye of a target.

2. In the sections describing the investment strategy of the Funds, the graphic icon is that of a compass pointing due north.

3. In the sections describing the risks of the Funds, the graphic icon is that of an old fashioned scale tilting heavy on the left side.

4. In the sections describing the performance history of the Funds, the graphic icon is that of a stack of US currency bills.

5. On the bottom footer of every odd numbered page (right hand page), the graphic icon is that of a telephone by the 800 number of the fund to call for information.